NORTHEAST UTILITIES AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
	September 30,	December 31,
(Thousands of Dollars)	2009	2008

ASSETS

Current Assets:
Cash and cash equivalents	$ 248,977	$ 89,816
Receivables, less provision for uncollectible
accounts of $52,305 in 2009 and $43,275 in 2008	591,469	698,755
Unbilled revenues	164,472	218,440
Fuel, materials and supplies - current	281,409	300,049
Marketable securities - current	63,887	78,452
Derivative assets - current	19,270	31,373
Prepayments and other	110,121	88,679
	1,479,605	1,505,564

Property, Plant and Equipment:
Electric utility	9,563,493	9,219,351
Gas utility	1,070,950	1,043,687
Other	288,918	290,156
	10,923,361	10,553,194
Less: Accumulated depreciation: $2,731,763 for electric
and gas utility and $129,755 for other in 2009;
$2,610,479 for electric and gas utility and
$159,639 for other in 2008	2,861,518	2,770,118
	8,061,843	7,783,076
Construction work in progress	561,218	424,800
	8,623,061	8,207,876

Deferred Debits and Other Assets:
Regulatory assets	3,170,566	3,502,606
Goodwill	287,591	287,591
Marketable securities - long-term	55,351	30,757
Derivative assets - long-term	217,780	241,814
Other	172,380	212,272
	3,903,668	4,275,040

Total Assets	$ 14,006,334	$ 13,988,480

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
	September 30,	December 31,
(Thousands of Dollars)	2009	2008

LIABILITIES AND CAPITALIZATION

Current Liabilities:
Notes payable to banks	$ 325,234	$ 618,897
Long-term debt - current portion	66,286	54,286
Accounts payable	410,125	678,614
Accrued taxes	73,802	12,527
Accrued interest	89,165	69,818
Derivative liabilities - current	56,811	100,919
Other	173,167	168,401
	1,194,590	1,703,462

Rate Reduction Bonds	503,303	686,511

Deferred Credits and Other Liabilities:
Accumulated deferred income taxes	1,338,979	1,223,461
Accumulated deferred investment tax credits	22,952	25,371
Deferred contractual obligations	173,451	193,016
Regulatory liabilities	529,259	592,540
Derivative liabilities - long-term	858,306	912,426
Accrued pension	740,421	740,930
Accrued postretirement benefits	224,039	240,371
Other	426,388	430,718
	4,313,795	4,358,833

Capitalization:
Long-Term Debt	4,345,028	4,103,162

Noncontrolling Interest in Consolidated Subsidiary:
Preferred stock not subject to mandatory redemption	116,200	116,200

Common Shareholders' Equity:
Common shares, $5 par value - authorized
225,000,000 shares; 195,400,618 shares issued
and 175,435,375 shares outstanding in 2009 and
176,212,275 shares issued and 155,834,361 shares
outstanding in 2008	977,003	881,061
Capital surplus, paid in	1,758,109	1,475,006
Deferred contribution plan - employee stock
ownership plan	(5,927)	(15,481)
Retained earnings	1,203,603	1,078,594
Accumulated other comprehensive loss	(37,767)	(37,265)
Treasury stock, 19,708,136 shares in 2009 and 2008	(361,603)	(361,603)
Common Shareholders' Equity	3,533,418	3,020,312
Total Capitalization	7,994,646	7,239,674

Total Liabilities and Capitalization	$ 14,006,334	$ 13,988,480

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(Thousands of Dollars, except share information)	2009	2008	2009	2008

Operating Revenues	$ 1,306,173	$ 1,506,897	$ 4,124,087	$ 4,352,209

Operating Expenses:
Operation -
Fuel, purchased and net interchange power	611,632	801,050	2,034,151	2,286,066
Other	250,296	232,222	732,562	755,306
Maintenance	61,609	71,287	166,812	198,892
Depreciation	77,074	69,717	231,825	205,792
Amortization of regulatory assets, net	10,542	61,386	19,194	132,186
Amortization of rate reduction bonds	56,669	53,132	163,871	154,366
Taxes other than income taxes	75,798	69,026	216,651	200,133
Total operating expenses	1,143,620	1,357,820	3,565,066	3,932,741
Operating Income	162,553	149,077	559,021	419,468

Interest Expense:
Interest on long-term debt	55,733	53,111	168,191	142,333
Interest on rate reduction bonds	8,657	12,207	28,889	38,910
Other interest	5,245	5,579	8,490	18,355
Interest expense, net	69,635	70,897	205,570	199,598
Other Income, Net	9,490	17,682	26,081	41,610
Income Before Income Tax Expense	102,408	95,862	379,532	261,480
Income Tax Expense	36,230	21,783	130,047	68,381
Net Income	66,178	74,079	249,485	193,099
Net Income Attributable to Noncontrolling Interest:
Preferred dividends of subsidiary	1,390	1,390	4,169	4,169
Net Income Attributable to Controlling Interest	$ 64,788	$ 72,689	$ 245,316	$ 188,930

Basic Earnings Per Common Share	$ 0.37	$ 0.47	$ 1.43	$ 1.22

Fully Diluted Earnings Per Common Share	$ 0.37	$ 0.47	$ 1.43	$ 1.21

Dividends Declared Per Common Share	$ 0.24	$ 0.21	$ 0.71	$ 0.61

Weighted Average Common Shares Outstanding:

Basic	175,358,776	155,607,201	170,958,396	155,456,606

Fully Diluted	175,995,506	156,097,641	171,532,913	155,904,871

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
	Nine Months Ended September 30,
(Thousands of Dollars)	2009	2008

Operating Activities:
Net income	$ 249,485	$ 193,099
Adjustments to reconcile net income to net cash flows
provided by operating activities:
Bad debt expense	31,519	21,341
Depreciation	231,825	205,792
Deferred income taxes	77,617	31,125
Pension and PBOP expense/(income), net of capitalized portion, and contributions	10,197	(12,642)
Allowance for equity funds used during construction	(6,162)	(23,546)
Regulatory overrecoveries/(refunds and underrecoveries), net	42,677	(97,888)
Amortization/(deferral) of recoverable energy costs	1,842	(5,898)
Amortization of regulatory assets, net	19,194	132,186
Amortization of rate reduction bonds	163,871	154,366
Deferred contractual obligations	(20,816)	(25,604)
Derivative assets and liabilities	(18,519)	(32,369)
Other	13,493	(2,796)
Changes in current assets and liabilities:
Receivables and unbilled revenues, net	122,700	(10,356)
Investments in securitizable assets	-	(25,787)
Fuel, materials and supplies	18,900	(59,554)
Other current assets	(7,490)	(18,962)
Taxes receivable/accrued	59,641	64,425
Accounts payable	(242,179)	(58,594)
Other current liabilities	13,335	(2,063)
Net cash flows provided by operating activities	761,130	426,275

Investing Activities:
Investments in property and plant	(634,446)	(951,831)
Proceeds from sales of marketable securities	182,131	195,445
Purchases of marketable securities	(183,814)	(197,453)
Other investing activities	4,298	3,230
Net cash flows used in investing activities	(631,831)	(950,609)

Financing Activities:
Issuance of common shares	388,529	5,002
Cash dividends on common shares	(120,647)	(95,824)
Cash dividends on preferred stock of subsidiary	(4,169)	(4,169)
(Decrease)/increase in short-term debt	(293,663)	363,187
Issuance of long-term debt	312,000	660,000
Retirements of long-term debt	(54,286)	(154,286)
Retirements of rate reduction bonds	(183,208)	(174,091)
Financing fees	(15,331)	(6,234)
Other financing activities	637	(1,537)
Net cash flows provided by financing activities	29,862	592,048
Net increase in cash and cash equivalents	159,161	67,714
Cash and cash equivalents - beginning of period	89,816	15,104
Cash and cash equivalents - end of period	$ 248,977	$ 82,818

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.